                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    Form 8-K




               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):   February 28, 2005
                                                         -----------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                (Exact name of registrant specified in Charter)


    Delaware                       333-121605                   13-3416059
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(State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


               250 Vesey Street
     4 World Financial Center 28th Floor
              New York, New York                                   10080
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  (Address of principal executive offices)                        Zip Code



          Registrant's telephone, including area code:  (212) 449-0357

                                   No Change
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         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.      Other Events
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                Filing of Legality Opinion
                --------------------------

     Attached as Exhibit 99.1 is the opinion of Dechert LLP with respect to legality of the Merrill Lynch Mortgage Investors Trust, Series MLCC 2005-A Mortgage Pass-Through Certificates.

ITEM 9.01.     Financial Statements and Exhibits.
               ----------------------------------

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    Exhibits:

               99.1   Legal Opinion

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                      By:      /s/ Matthew Whalen
                                               ------------------
                                      Name:    Matthew Whalen
                                      Title:   President


Date:  February 28, 2005

                               INDEX TO EXHIBITS


Exhibit No.           Description         Page
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99.1                  Legal Opinion